EQUITABLE LIFE INSURANCE
                                COMPANY OF IOWA

                           EQUI-SELECT SERIES TRUST
                                 OTC PORTFOLIO
                              RESEARCH PORTFOLIO
                            TOTAL RETURN PORTFOLIO


                                    ANNUAL
                                    REPORT

                              December 31, 1996








                                  PRIMELITE
                               VARIABLE ANNUITY















































The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.










































Equi-Select Series Trust
OTC Portfolio, Research Portfolio and Total Return Portfolio
Annual Report
For the Period Ended December 31, 1996



Table of Contents


Letter to Contract Owners

Management's Discussion and Analysis

Equi-Select Series Trust Financial Statements
     Report of Independent Auditors
     Schedules of Investments
     Statements of Assets and Liabilities
     Statements of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Trustees and Executive Officers


































LETTER TO CONTRACT OWNERS

Dear PrimElite Contract Owners:

We are pleased to present this Annual Report on behalf of the Equi-Select Series Trust ("Trust"), one of the investment vehicles for the PrimElite variable annuity product.

The following report provides detailed information regarding the performance and year-end financial position of the OTC, Research and Total Return Portfolios. For each of these Portfolios, we have also provided the return of a benchmark index. A benchmark index allows you to compare your Portfolio's return to the market return of comparable investments over the same time period. Please note that Portfolio returns reflect expenses that apply to the Trust, such as advisory, custodian, transfer agent, and legal fees. Benchmark returns (except the Lipper Balanced Fund Index) do not include these expenses. In general, the inclusion of a Portfolio's expenses reduces its total return in comparison to the return of the benchmark index.

Equity portfolios performed very well during 1996. For the second consecutive year, the Standard & Poors 500 Index had a total return of more than twenty percent. The equity portfolios of the Trust had especially strong performance during the year, as the OTC and Research Portfolios outperformed their primary benchmarks. The Total Return Portfolio, which is classified as a balanced portfolio, also outperformed its benchmark.

Assets under management continued to grow during 1996. At the end of 1996, the combined net assets of the OTC, Research and Total Return Portfolios was more than 300% higher than at December 31, 1995. This leads to further efficiencies and economies of scale. As a result, operating expenses were lower than they have ever been. We are pleased to announce that, effective February 1, 1997, expense caps on these three portfolios will be lowered significantly. Lower expenses translate into higher returns for you. For additional information regarding these expense caps, please refer to your prospectus or consult your representative.

We are committed to providing quality products and service to PrimElite contract owners, and we look forward to helping you meet your financial objectives. Thank you for your continued support.


Sincerely,


/s/ Paul R. Schlaak

Paul R. Schlaack
President and Chief Executive Officer
Equitable Investment Services, Inc.
President, Chairman, and Principal Executive Officer
Equi-Select Series Trust





                              OTC Portfolio
                            December 31, 1996

During 1996, the OTC PORTFOLIO had a total return of 20.68%. By comparison, the Russell 2000 Index generated a total return of 16.55%.

The Portfolio's performance was driven by strong performance in the technology sector. At the end of the year, the technology sector weighting was more than 40%. This weighting was comprised of quality names from each of the four main technology industry groups: software, hardware, networking and semiconductors.

Software companies represent half of the Portfolio's technology holdings. The Portfolio Manager focuses on companies that dominate a specific product niche. For example, Electronic Arts dominates entertainment software, Cadence Design Systems dominates electronic design automation software, and Oracle Systems dominates the database and application software business.

Networking/telecommunications companies and medical technology companies also contributed to the performance of the technology sector. Within the medical technology industry, two large holdings were purchased, at a significant premium, by larger medical device companies. Medisense was purchased by Abbott Laboratories, and Ventritex was purchased by St. Jude Medical.

The Portfolio was the beneficiary of several other corporate buyouts, which are almost always at a premium to the market price at the time the offer is made. Announced acquisitions that were meaningful to the Portfolio include:
Sierra On-Line and Davidson & Associates by CUC International, Owen Healthcare by Cardinal Health, Starsight Telecast by Gemstar International Group, and MCI Communications by British Telecommunications PLC.

Health care is the second largest sector in the Portfolio. During 1996, the health care sector had a negative impact on the Portfolio. HMO's dramatically underperformed the market, as companies failed to realize price increases to offset rising medical costs. Two other health care companies, Mariner Health Group and Riscorp, were damaged by regulatory changes and investigations.

MASSACHUSETTS FINANCIAL SERVICES COMPANY


*Inception date 10/4/94


           AVERAGE ANNUAL TOTAL RETURN

                                       Since
                        1 Year       Inception*
                       ---------     ----------
Portfolio                20.68%         23.77%

Russell 2000             16.55%         18.65%

S&P 500                  22.96%         26.32%






  The following performance graph provides comparative cummulative total returns of the OTC Portfolio versus the Russell 2000 Index and the S&P 500 Index.

                            OTC         Russell 2000      S&P 500
                         Portfolio         Index           Index

October 4, 1994             10,000           10,000         10,000
October 31, 1994            10,339            9,960         10,225
November 30, 1994           10,153            9,558          9,853
December 31, 1994           10,359            9,814          9,999
January 31, 1995            10,182            9,690         10,258
February 28, 1995           10,427           10,093         10,658
March 31, 1995              11,132           10,266         10,972
April 30, 1995              10,498           10,494         11,296
May 31, 1995                11,022           10,674         11,748
June 30, 1995               11,772           11,228         12,020
July 31, 1995               12,685           11,875         12,419
August 31, 1995             13,204           12,121         12,450
September 30, 1995          13,308           12,338         12,976
October 31, 1995            12,801           11,786         12,929
November 30, 1995           13,335           12,281         13,496
December 31, 1995           13,387           12,605         13,757
January 31, 1996            13,515           12,592         14,225
February 29, 1996           14,505           12,981         14,357
March 31, 1996              14,521           13,249         14,495
April 30, 1996              16,030           13,962         14,708
May 31, 1996                16,658           14,523         15,088
June 30, 1996               15,899           13,930         15,145
July 31, 1996               14,199           12,714         14,476
August 31, 1996             14,952           13,453         14,782
September 30, 1996          16,006           13,978         15,614
October 31, 1996            15,285           13,760         16,044
November 30, 1996           15,990           14,325         17,257
December 31, 1996           16,156           14,694         16,915


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

















  The following shows the distribution by industry as a percentage of investments for the OTC Portfolio.


          Industry                     Percentage

Other Equity Securities                        36.8%

Computer Software                              18.0

Drugs & Health Care Services                   17.4

Computer Software/Systems                      12.3

Entertainment                                   6.7

Retail                                          5.8

Other Investments                               3.0









































                            Research Portfolio
                            December 31, 1996

The total return of the RESEARCH PORTFOLIO was 23.37% for the year ended December 31, 1996. The S&P 500 Index had a return of 22.96% over the same period.

Compared to the S&P 500 Index, the Portfolio was overweighted in the technology, industrial goods & services, consumer staples, and business services sectors. The Portfolio was underweighted in the energy and utilities/communications sectors.

Within the technology sector, Microsoft, Compuware, BMC Software and Cisco Systems all contributed to the Portfolio's performance over the past year. These companies have developed strong competitive positions within their industry, which has translated into successful stock performance.

Several companies in the financial services sector also performed well over the past year. Life insurance companies such as Conseco, Allstate, and ITT Hartford Group have implemented cost saving initiatives which have contributed to earnings recently. In addition, several banks have benefited from recent consolidations. Both Chase Manhattan and Bank of Boston have proven that a successful merger or acquisition, coupled with a strong management team, can contribute to earnings much sooner than expected.

Although the Portfolio was underweighted in the energy and utilities/communications sectors, three companies in these sectors provided strong returns during 1996. Newfield Exploration Company and PanEnergy Corporation have been excellent additions to the Portfolio. MCI
Communications appreciated following the announced planned acquisition by British Telecommunications PLC.

The Portfolio Manager will continue to seek fundamentally strong companies to add to the Research Portfolio in the year ahead.

MASSACHUSETTS FINANCIAL SERVICES COMPANY


*Inception date 10/4/94


           AVERAGE ANNUAL TOTAL RETURN

                                       Since
                        1 Year       Inception*
                       ---------     ----------
Portfolio                23.37%         24.28%

S&P 500                  22.96%         26.32%











  The following performance graph provides comparative cummulative total returns of the Research Portfolio versus the S&P 500 Index.

                               Research             S&P 500
                              Portfolio              Index

October 4, 1994                   10,000               10,000
October 31, 1994                  10,197               10,225
November 30, 1994                  9,677                9,853
December 31, 1994                  9,678                9,999
January 31, 1995                   9,697               10,258
February 28, 1995                 10,069               10,658
March 31, 1995                    10,381               10,972
April 30, 1995                    10,559               11,296
May 31, 1995                      10,930               11,748
June 30, 1995                     11,306               12,020
July 31, 1995                     12,002               12,419
August 31, 1995                   12,029               12,450
September 30, 1995                12,392               12,976
October 31, 1995                  12,459               12,929
November 30, 1995                 12,890               13,496
December 31, 1995                 13,218               13,757
January 31, 1996                  13,494               14,225
February 29, 1996                 14,082               14,357
March 31, 1996                    14,090               14,495
April 30, 1996                    14,664               14,708
May 31, 1996                      15,142               15,088
June 30, 1996                     14,925               15,145
July 31, 1996                     14,148               14,476
August 31, 1996                   14,591               14,782
September 30, 1996                15,507               15,614
October 31, 1996                  15,659               16,044
November 30, 1996                 16,565               17,257
December 31, 1996                 16,308               16,915


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.


















                  TOP TEN INDUSTRIES
            as a Percentage of Investments

Computer Software                          7.9%

Retail                                     7.3%

Drugs & Health Care Services               7.2%

Aerospace                                  6.2%

Insurance                                  5.6%

Consumer Goods & Services                  5.0%

Finance & Banking                          4.2%

Computer Software - Systems                3.9%

Chemicals                                  3.8%

Telecommunications                         3.8%






































                         Total Return Portfolio
                            December 31, 1996

For the year ended December 31, 1996, the TOTAL RETURN PORTFOLIO provided a total return of 13.70%. This compares to a 13.01% return for the Balanced Fund Index, as reported by Lipper Analytical Services Inc.

Over the past year, the Portfolio held about 55% of its assets in common stocks, preferred stocks and convertible bonds. This allocation provided the bulk of the return for the Portfolio as a whole, as the U.S. stock market posted spectacular gains. For example, the S&P 500 Index had a total return of 22.96% over the 12-month period.

The remainder of the Portfolio was invested in a blend of corporate bonds and U.S. treasury bonds, with an overall duration between 5 and 6 years. The fixed income sector also provided positive returns, but the magnitude was far less than that of the Portfolio's stock holdings. The Lehman Brothers Government/Corporate Bond Index, which is fairly representative of the Portfolio's bond allocation, had a total return of 3.28% during 1996.

During 1996, holdings in the energy and financial services sectors were increased. Bank stocks had strong performance during the year. The earnings of many banks have risen steadily, and an increase in merger activity has made nearly all banks more valuable.

The Portfolio Manager also increased holdings in the health care sector. Strong earnings and industry consolidation have improved the outlook for the stocks of many companies in this sector.

During the year, the Portfolio Manager avoided the technology sector. In his view, many of these stocks have high growth prospects but also have high valuations, which means they often carry greater risk. The Portfolio was also underweighted in consumer companies because of their inability to raise prices. The U.S. consumer continues to demand more value at lower prices.

MASSACHUSETTS FINANCIAL SERVICES COMPANY


*Inception date 10/4/94


           AVERAGE ANNUAL TOTAL RETURN

                                       Since
                        1 Year       Inception*
                       ---------     ----------
Portfolio                13.70%         15.95%

Lipper Balanced
 Fund Index              13.01%         15.80%










  The following performance graph provides comparative cummulative total returns of the Total Return Portfolio versus the Lipper Balanced Fund Index, the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Index. The S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index will no longer be reported as comparable indices because the investment style of the Lipper Balanced Fund Index compares more closely to the portfolio.

                                                   Lehman Brothers
                   Total Return   Lipper Balanced Government/Corporate  S&P 500
                    Portfolio       Fund Index        Bond Index         Index

October 4, 1994         10,000           10,000              10,000      10,000
October 31, 1994        10,073           10,036               9,989      10,225
November 30, 1994        9,742            9,795               9,971       9,853
December 31, 1994        9,853            9,877              10,037       9,999
January 31, 1995         9,978            9,998              10,230      10,258
February 28, 1995       10,196           10,289              10,467      10,658
March 31, 1995          10,349           10,469              10,537      10,972
April 30, 1995          10,568           10,662              10,683      11,296
May 31, 1995            10,935           11,006              11,131      11,748
June 30, 1995           11,019           11,204              11,220      12,020
July 31, 1995           11,149           11,442              11,176      12,419
August 31, 1995         11,266           11,531              11,319      12,450
September 30, 1995      11,588           11,808              11,435      12,976
October 31, 1995        11,538           11,779              11,603      12,929
November 30, 1995       11,990           12,141              11,794      13,496
December 31, 1995       12,268           12,308              11,968      13,757
January 31, 1996        12,491           12,530              12,042      14,225
February 29, 1996       12,485           12,536              11,787      14,357
March 31, 1996          12,634           12,584              11,688      14,495
April 30, 1996          12,682           12,667              11,607      14,708
May 31, 1996            12,754           12,820              11,587      15,088
June 30, 1996           12,836           12,862              11,743      15,145
July 31, 1996           12,584           12,534              11,770      14,476
August 31, 1996         12,763           12,706              11,742      14,782
September 30, 1996      13,167           13,176              11,951      15,614
October 31, 1996        13,474           13,456              12,229      16,044
November 30, 1996       14,109           14,083              12,454      17,257
December 31, 1996       13,949           13,910              12,316      16,915


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

The Lipper Balanced fund Index is the primary benchmark of the Portfolio because its investment style compares more closely to the Portfolio than either the S&P 500 Index or the Lehman Government/Corporate Bond Index. Therefore, the S&P 500 Index and the Lehman Government/Corporate Bond Index will no longer be reported as comparable indices.







  The following shows the distribution by asset type as a percentage of investments for the Total Return Portfolio.


         Asset Type                    Percentage

Common Stocks                                  54.8%

Corporate Bonds                                16.6

U.S. Treasuries                                10.4

Short-Term Investments                          7.6

Mortgage-Backed Securities                      6.7

Other Investments                               3.9















































                      Report of Independent Auditors



To the Contractholders and Trustees
Equi-Select Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the OTC, Research, and Total Return Portfolios of Equi-Select Series Trust (the "Portfolios," three of the portfolios constituting Equi-Select Series Trust, the "Trust") as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the OTC, Research, and Total Return Portfolios of Equi-Select Series Trust at December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           ERNST & YOUNG LLP


Boston, Massachusetts
February 6, 1997












                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 103.1%
 AUTO PARTS - 0.1%
  Autozone Incorporated, (a)                                 2,100      $57,750

 AUTOMOBILES - 0.0%
  United Auto Group Incorporated, (a)                          100        2,575

 BROADCASTING - 2.1%
  American Radio Systems Corporation, (a)                    2,100       57,225
  Heritage Media Corporation, (a)                           47,200      531,000
  Lin Television Corporation, (a)                            7,200      304,200
  Metro Networks Incorporated, (a)                             400       10,100
                                                                    ------------
                                                                        902,525

 BUSINESS SERVICES - 2.6%
  Forrester Research Incorporated, (a)                         100        2,575
  HCIA Incorporated, (a)                                    28,800      993,600
  IA Corporation I, (a)                                     20,700      121,612
  Information Management Resources Incorporated, (a)           200        4,225
  Sabre Group Holdings Incorporated, (a)                       300        8,363
  Superior Consultant Incorporated, (a)                        100        2,475
  Transaction Systems Architects Incorporated, (a)             200        6,650
  XLConnect Solutions Incorporated, (a)                        100        2,875
                                                                    ------------
                                                                      1,142,375

 COMMERCIAL SERVICES - 3.1%
  ADT Ltd., (a)                                             21,200      484,950
  CB Commercial Real Estate Services
   Group Incorporated, (a)                                   1,400       28,000
  Loewen Group Incorporated                                 21,700      849,012
                                                                    ------------
                                                                      1,361,962

 COMPUTERS & BUSINESS EQUIPMENT - 2.2%
  Cabletron Systems Incorporated, (a)                       28,600      950,950


See accompanying notes.









                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 COMPUTER SOFTWARE - 19.1%
  Activision Incorporated, (a)                              19,900     $256,212
  Cadence Design Systems Incorporated, (a)                  12,200      484,950
  Compuserve Incorporated, (a)                              11,000      108,625
  Computer Associates International Incorporated,            5,100      253,725
  Cooper & Chyan Technology Incorporated, (a)               16,100      527,275
  DST Systems Incorporated Delaware, (a)                     9,200      288,650
  Edify Corporation, (a)                                    55,000      880,000
  Electronic Arts, (a)                                      50,800    1,520,825
  Epic Design Technology Incorporated, (a)                   5,500      137,500
  Microsoft Corporation, (a)                                10,400      859,300
  Oracle Systems Corporation, (a)                           28,000    1,169,000
  SAP AG, Series 1996 144A ADR*                              1,500       68,250
  Spectrum Holobyte Incorporated, (a)                      228,500    1,713,750
  Trusted Information Systems Incorporated, (a)                200        2,150
  Versatility Incorporated, (a)                                300        4,500
                                                                    ------------
                                                                      8,274,712

 COMPUTER SOFTWARE - SYSTEMS - 13.1%
  Adobe Systems Incorporated                                17,500      654,063
  BMC Software Incorporated, (a)                            26,100    1,079,887
  Cisco Systems Incorporated, (a)                           22,600    1,437,925
  HBO & Company                                              7,200      427,500
  Sun Microsystems Incorporated, (a)                        65,000    1,669,687
  Synopsys Incorporated, (a)                                 8,650      400,063
                                                                    ------------
                                                                      5,669,125

 DOMESTIC OIL - 1.1%
  Carbo Ceramics Incorporated, (a)                          22,800      478,800

 DRUGS & HEALTH CARE SERVICES - 18.5%
  Coventry Corporation, (a)                                 55,800      517,022
  General Nutrition Companies Incorporated, (a)             32,900      555,187
  Health Management Associates Incorporated, (a)             8,000      180,000
  Healthsource Incorporated, (a)                            25,800      338,625
  Healthsouth Corporation, (a)                               3,600      139,050
  Mariner Health Group Incorporated, (a)                    57,700      483,238
  Owen Healthcare Incorporated, (a)                         10,400      275,600


See accompanying notes.





                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 DRUGS & HEALTH CARE SERVICES (CONTINUED)
  Pacificare Health Systems Incorporated, (a)               12,600   $1,023,750
  Regency Health Services, (a)                               8,100       77,963
  Safeguard Health Enterprises, (a)                         11,600      203,000
  United Healthcare Corporation                             18,189      818,505
  Uromed Corporation, (a)                                   67,600      659,100
  Ventritex Incorporated, (a)                               74,700    1,839,487
  Zoll Medical Corporation, (a)                             84,700      910,525
                                                                    ------------
                                                                      8,021,052

 ELECTRICAL EQUIPMENT - 2.1%
  Cable Design Technologies Corporation, (a)                28,700      893,288

 ELECTRONICS -5.6%
  Atmel Corporation, (a)                                     9,600      318,000
  Intel Corporation                                         12,900    1,689,094
  LSI Logic Corporation, (a)                                15,300      409,275
                                                                    ------------
                                                                      2,416,369

 ENTERTAINMENT - 7.1%
  Harrahs Entertainment Incorporated, (a)                   13,900      276,263
  Showboat Incorporated                                     26,100      450,225
  Starsight Telecast Incorporated, (a)                     249,700    2,340,937
                                                                    ------------
                                                                      3,067,425

 FINANCIAL SERVICES - 3.9%
  Advanta Corporation, Class B                               6,300      257,513
  Countrywide Credit Incorporated                            9,000      257,625
  Delta Financial Corporation, (a)                             200        3,600
  Green Tree Financial Corporation                           8,300      320,587
  Metris Companies Incorporated, (a)                           200        4,800
  National Auto Credit Incorporated, (a)                    17,450      209,400
  United Companies Financial Corporation                    24,500      652,312
                                                                    ------------
                                                                      1,705,837

 FOOD & BEVERAGES - 0.1%
  Earthgrains Company                                          700       36,575





See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 GAS EXPLORATION - 0.1%
  Apache Corporation                                           500      $17,688
  Offshore Energy Development Corporation, (a)                 100        1,525
  Snyder Oil Corporation                                       750       13,031
  Titan Exploration Incorporated, (a)                        1,800       21,600
                                                                    ------------
                                                                         53,844

 HOTELS & RESTAURANTS - 0.8%
  Applebees International Incorporated                      11,100      305,250
  PJ America Incorporated, (a)                                 100        1,800
  Promus Hotel Corporation, (a)                              1,800       53,325
                                                                    ------------
                                                                        360,375

 INSURANCE - 1.1%
  Compdent Corporation, (a)                                  9,800      345,450
  Riscorp Incorporated, (a)                                 37,400      135,575
                                                                    ------------
                                                                        481,025

 LEISURE TIME - 0.8%
  Argosy Gaming Corporation, (a)                            62,500      289,062
  Sodak Gaming Incorporated, (a)                             4,100       63,038
                                                                    ------------
                                                                        352,100

 MEDICAL SUPPLIES - 0.9%
  Nobel Biocare                                             11,800      207,628
  St Jude Medical Incorporated, (a)                          3,900      166,237
                                                                    ------------
                                                                        373,865

 MINING - 0.3%
  Southern Africa Minerals Corporation, (a)                168,500      123,056

 PETROLEUM SERVICES - 0.0%
 National-Oilwell Incorporated, (a)                            200        6,150

 RAILROADS & EQUIPMENT - 1.1%
  Kansas City Southern Industries Incorporated               3,500      157,500
  Wisconsin Central Transportation Corporation, (a)          8,300      328,888
                                                                    ------------
                                                                        486,388


See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 RETAIL - 6.2%
  Ann Taylor Stores Corporation, (a)                        18,300     $320,250
  Giordano International                                   280,000      238,929
  Gymboree Corporation, (a)                                 32,500      743,438
  Mazel Stores Incorporated, (a)                               100        2,250
  Nine West Group Incorporated, (a)                          3,600      166,950
  Office Depot Incorporated, (a)                             6,800      120,700
  Rite Aid Corporation                                       7,600      302,100
  The Men's Wearhouse Incorporated, (a)                     10,000      245,000
  Viking Office Products Incorporated, (a)                  20,000      533,750
                                                                    ------------
                                                                      2,673,367

 TELECOMMUNICATIONS - 6.1%
  Aerial Communications Incorporated, (a)                   37,600      305,500
  Airtouch Communications, (a)                              11,600      292,900
  Ascend Communications Incorporated, (a)                    3,400      211,225
  Glenayre Technologies Incorporated, (a)                   43,700      942,281
  Pilipino Telephone, (a)                                   29,900       25,296
  Rogers Cantel Mobile Incorporated, Class B, (a)           43,700      846,687
  West TeleServices Corporation, (a)                           400        9,100
                                                                    ------------
                                                                      2,632,989

 TELEPHONE - 5.0%
  MCI Communications Corporation                            37,100    1,212,706
  Telephone & Data Systems Incorporated                     26,000      942,500
                                                                    ------------
                                                                      2,155,206
                                                                    ------------
  TOTAL COMMON STOCK AND OTHER EQUITY
  INTERESTS - (Cost $43,531,688)                                     44,679,685

PREFERRED STOCK - 0.4%
 COMPUTER SOFTWARE - 0.4%
  SAP AG                                                     1,100      153,691
                                                                    ------------
  TOTAL PERFERRED STOCK
  - (Cost $174,935)                                                     153,691







See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CONVERTIBLE BONDS - 0.0%
 MEDICAL SUPPLIES - 0.0%
  Ventritex Incorporated, Senior Subordinated Note,
   Convertible 5.750%, 08/15/2001                          $10,000      $15,775
                                                                    ------------
  TOTAL CONVERTIBLE BONDS
  - (Cost $10,000)                                                       15,775

SHORT TERM INVESTMENTS - 2.8%
 FEDERAL AGENCIES - 2.8%
  Federal Home Loan Mortgage Discount Note,
   5.370%, 01/14/1997                                    1,200,000    1,197,673
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $1,197,673)                                                 1,197,673

  TOTAL INVESTMENTS - (Cost $44,914,296) - 106.3%                    46,046,824
  OTHER ASSETS LESS LIABILITIES - (6.3)%                             (2,725,244)
                                                                    ------------
  NET ASSETS - 100.0%                                               $43,321,580
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*Securities exempt from registration under Rule 144A of the Securties Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.

ADR - American Depositary Receipts.

See accompanying notes.














                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 98.4%
 AEROSPACE - 6.6%
  General Dynamics Corporation                               9,700     $683,850
  Lockheed Martin Corporation                               12,500    1,143,750
  McDonnell Douglas Corporation                             19,000    1,216,000
  Newport News Shipbuilding Incorporated, (a)               36,400      546,000
  United Technologies Corporation                           21,000    1,386,000
                                                                    ------------
                                                                      4,975,600

 BROADCASTING - 0.9%
  Clear Channel Communications Incorporated, (a)             4,200      151,725
  Jacor Communications Incorporated, (a)                    19,400      531,075
                                                                    ------------
                                                                        682,800

 BUILDING MATERIALS - 0.9%
  Sherwin Williams Company                                  11,900      666,400

 BUSINESS SERVICES - 2.5%
  Accustaff Incorporated, (a)                               42,800      904,150
  First Data Corporation                                    16,000      584,000
  Technology Solutions Company, (a)                          8,900      369,350
                                                                    ------------
                                                                      1,857,500

 CHEMICALS - 4.1%
  Air Products & Chemicals Incorporated                     18,900    1,306,463
  Betzdearborn Incorporated                                  2,500      146,250
  Praxair Incorporated                                      35,500    1,637,437
                                                                    ------------
                                                                      3,090,150

 COMMERCIAL SERVICES - 0.3%
  ISS International                                          7,500      197,342

 COMPUTER SOFTWARE - 8.5%
  Cadence Design Systems Incorporated, (a)                  15,400      612,150
  Cisco Systems Incorporated, (a)                           11,500      731,687
  Computer Associates International Incorporated             9,850      490,038
  Compuware Corporation, (a)                                 5,300      265,663
  DST Systems Incorporated Delaware, (a)                    17,500      549,063
  Electronic Arts, (a)                                      19,100      571,806




See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 COMPUTER SOFTWARE (CONTINUED)
  Enator AB, (a)                                             7,700     $197,019
  Enator AB, (a)                                             1,200       30,264
  Microsoft Corporation, (a)                                15,900    1,313,737
  Oracle Systems Corporation, (a)                           35,600    1,486,300
  TT Tieto OY                                                1,600      135,270
                                                                    ------------
                                                                      6,382,997

 COMPUTER SOFTWARE - SYSTEMS - 4.2%
  Adobe Systems Incorporated                                13,900      519,513
  Affiliated Computer Services Incorporated,
   Class A, (a)                                              2,400       71,400
  BMC Software Incorporated, (a)                            17,900      740,612
  Cabletron Systems Incorporated, (a)                       13,100      435,575
  Sun Microsystems Incorporated, (a)                        25,300      649,894
  Sybase Incorporated, (a)                                  11,100      185,231
  Synopsys Incorporated, (a)                                11,700      541,125
                                                                    ------------
                                                                      3,143,350

 CONGLOMERATES - 1.4%
  Wharf Holdings                                           207,000    1,033,060

 CONSUMER GOODS & SERVICES - 5.4%
  Gillette Company                                          16,100    1,251,775
  Philip Morris Companies Incorporated                      13,200    1,486,650
  Procter & Gamble Company                                  12,200    1,311,500
                                                                    ------------
                                                                      4,049,925

 COSMETICS & TOILETRIES - 1.0%
  Lauder Estee Companies Incorporated                        7,800      396,825
  Revlon Incorporated, (a)                                  11,300      337,588
                                                                    ------------
                                                                        734,413

 DOMESTIC OIL - 1.1%
  PanEnergy Corporation                                     18,100      814,500

 DRUGS & HEALTH CARE SERVICES - 7.7%
  Astra AB                                                  21,600    1,042,010
  Coventry Corporation, (a)                                 13,400      124,159
  Novartis AG, (a)                                             307      351,221


See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 DRUGS & HEALTH CARE SERVICES (CONTINUED)
  Pacificare Health Systems Incorporated,
    Class A, (a)                                             7,500     $609,375
  Pacificare Health Systems Incorporated,
    Class B, (a)                                             4,900      417,725
  St Jude Medical Incorporated, (a)                         28,950    1,233,994
  United Healthcare Corporation                             23,700    1,066,500
  Uromed Corporation, (a)                                   34,700      338,325
  Ventritex Incorporated, (a)                               23,600      581,150
  Zoll Medical Corporation, (a)                              4,400       47,300
                                                                    ------------
                                                                      5,811,759

 ELECTRONICS - 1.2%
  Analog Devices Incorporated, (a)                          10,500      355,687
  Lattice Semiconductor Corporation, (a)                     3,000      138,000
  Xilinx Incorporated, (a)                                  10,400      382,850
                                                                    ------------
                                                                        876,537

 ENTERTAINMENT - 1.7%
  MGM Grand Incorporated, (a)                               13,800      481,275
  Showboat Incorporated                                     11,900      205,275
  Viacom Incorporated, (a)                                  17,900      624,262
                                                                    ------------
                                                                      1,310,812

 FINANCE & BANKING - 4.6%
  Bank of Boston Corporation                                 9,040      580,820
  Chase Manhattan Corporation                               12,676    1,131,333
  Compass Bancshares Incorporated                            1,600       63,600
  Crestar Financial Corporation                              3,400      252,875
  Fleet Financial Group Incorporated                         9,300      463,837
  Union Planters Corporation                                18,762      731,718
  Wing Hang Bank Ltd.                                       44,000      199,677
                                                                    ------------
                                                                      3,423,860

 FINANCIAL SERVICES - 2.1%
  Advanta Corporation, Class B                              19,500      797,062
  Allstate Corporation                                      13,200      763,950
                                                                    ------------
                                                                      1,561,012


See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 FOOD & BEVERAGES - 0.5%
  Pepsico Incorporated                                      13,600     $397,800

 FOOD PROCESSING - 2.8%
  Earthgrains Company                                        8,100      423,225
  Huhtamaki OY                                              10,500      488,478
  McCormick & Company Incorporated                          18,600      438,263
  Tyson Foods Incorporated Delaware                         22,200      760,350
                                                                    ------------
                                                                      2,110,316

 FOREST PRODUCTS - 1.9%
  Kimberly Clark Corporation                                14,800    1,409,700

 GAS EXPLORATION - 0.4%
  Newfield Exploration Company, (a)                         10,000      260,000

 GAS & PIPELINE UTILITIES - 1.2%
  Coastal Corporation                                       18,100      884,637

 HOUSEHOLD PRODUCTS - 1.8%
  Colgate Palmolive Company                                 14,600    1,346,850

 INDUSTRIAL MACHINERY - 1.7%
  Case Corporation                                          23,800    1,297,100

 INSURANCE - 6.0%
  Amerin Corporation, (a)                                    7,700      198,275
  Chubb Corporation                                          8,900      478,375
  Cigna Corporation                                          9,100    1,243,288
  Conseco Incorporated                                       6,500      414,375
  ITT Hartford Group Incorporated                            9,800      661,500
  Penncorp Financial Group Incorporated                     31,100    1,119,600
  Riscorp Incorporated, (a)                                  5,200       18,850
  Union Assured Federal                                      3,300      407,054
                                                                    ------------
                                                                      4,541,317

 LODGING - 3.5%
  HFS Incorporated, (a)                                     21,100    1,260,725
  Host Marriott Corporation, (a)                            52,600      841,600
  Jarvis Hotels*                                           147,600      407,120
  Promus Hotel Corporation, (a)                              3,750      111,094
                                                                    ------------
                                                                      2,620,539

See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 MACHINE DIVERSIFIED - 0.8%
  Stanley Works                                             23,000     $621,000

 MEDICAL SUPPLIES - 0.4%
  Nobel Biocare                                             18,600      327,278

 OIL & GAS - 3.6%
  Barrett Resources Corporation, (a)                        11,300      481,662
  British Petroleum PLC                                      6,433      909,465
  Mobil Corporation                                          6,900      843,525
  Transocean Offshore Incorporated                           7,500      469,688
                                                                    ------------
                                                                      2,704,340

 PHARMACEUTICALS - 2.0%
  Pfizer Incorporated                                        7,400      613,275
  Pharmacia & Upjohn Incorporated                           13,200      523,050
  Rhone Poulenc Rorer Incorporated                           5,000      390,625
                                                                    ------------
                                                                      1,526,950

 RAILROADS & EQUIPMENT - 2.4%
  Conrail Incorporated                                       5,127      510,777
  Wisconsin Central Transportation Corporation, (a)         32,800    1,299,700
                                                                    ------------
                                                                      1,810,477

 RETAIL - 7.9%
  Alco Standard Corporation                                 15,000      774,375
  AnnTaylor Stores Corporation, (a)                         21,900      383,250
  Compusa Incorporated, (a)                                 28,100      579,563
  Giordano International                                   416,000      354,981
  Gymboree Corporation, (a)                                 19,400      443,775
  Hollywood Entertainment Corporation, (a)                   8,200      151,700
  Home Depot Incorporated                                    9,600      481,200
  Kwik Fit Holdings                                         98,100      365,543
  Lowes Companies Incorporated                              10,800      383,400
  Nike Incorporated                                          6,400      382,400
  Reebok International Ltd.                                  5,300      222,600
  Safeway Incorporated, (a)                                 22,800      974,700
  Staples Incorporated, (a)                                 17,300      312,481
  Storehouse PLC                                            22,700      100,530
                                                                    ------------
                                                                      5,910,498

See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 TELECOMMUNICATIONS - 4.1%
  Glenayre Technologies Incorporated, (a)                   23,100     $498,094
  Korea Mobile Telecomm ADR                                 23,648      304,468
  Loral Space & Communications, (a)                         30,100      553,087
  Lucent Technologies Incorporated                          10,800      499,500
  MCI Communications Corporation                            26,100      853,144
  Ote Greek Telecom                                         12,000      205,018
  Pilipino Telephone, (a)                                  172,000      145,513
                                                                    ------------
                                                                      3,058,824

 TELECOMMUNICATION EQUIPMENT - 0.2%
  Ascend Communications Incorporated, (a)                    2,900      180,163

 TIRES & RUBBER - 0.5%
  BF Goodrich Company                                        9,600      388,800

 TOYS & AMUSEMENTS - 1.0%
  Tyco International Ltd                                    14,700      777,262

 TRANSPORTATION - 0.9%
  Burlington Northern Santa Fe                               8,000      691,000

 UTILITIES - 0.6%
  Telecom Italia Mobile                                    332,300      474,245
                                                                    ------------
  TOTAL COMMON STOCK AND OTHER EQUITY
  INTERESTS - (Cost $66,912,582)                                     73,951,113

PREFERRED STOCK - 0.1%
 COMPUTER SOFTWARE - 0.1%
  SAP AG                                                       800      111,775
                                                                    ------------
  TOTAL PREFERRED STOCK
  - (Cost $131,354)                                                     111,775











See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS - 8.8%
 FEDERAL AGENCIES - 8.8%
  Federal Home Loan Bank,
   Discount Note,
    5.500%, 01/10/1997                                  $2,300,000   $2,296,838

  Federal Home Loan Mortgage Association,
   Discount Note,
    5.380%, 01/16/1997                                   1,328,000    1,325,023

  Student Loan Marketing Association,
   Discount Note,
    6.300%, 01/02/1997                                   3,000,000    2,999,475
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $6,621,336)                                                 6,621,336
                                                                    ------------

  TOTAL INVESTMENTS - (Cost $73,665,272) - 107.3%                    80,684,224
  OTHER ASSETS LESS LIABILITIES - (7.3)%                             (5,505,382)
                                                                    ------------
  NET ASSETS - 100.0%                                               $75,178,842
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.

ADR - American Depositary Receipts.

See accompanying notes.










                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
MORTGAGE PASS-THROUGHS - 0.2%
 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
  BCF LLC, Mortgage Pass-through
   Certificate Series 1996 R1,
    7.750%, 09/25/2026*                                    $99,752      $96,666
                                                                    ------------
  TOTAL MORTGAGE PASS-THROUGHS
  - (Cost $95,482)                                                       96,666

                                                          Shares
                                                       ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 56.3%
 AEROSPACE - 2.9%
  General Dynamics Corporation                               4,500      317,250
  Lockheed Martin Corporation                                2,200      201,300
  Newport News Shipbuilding Incorporated, (a)                  180        2,700
  Raytheon Company                                           6,900      332,062
  United Technologies Corporation                           12,500      825,000
                                                                    ------------
                                                                      1,678,312

 ALUMINUM - 0.5%
  Aluminum Company of America                                4,300      274,125

 APPAREL & TEXTILES - 0.6%
  VF Corporation                                             5,200      351,000

 AUTO PARTS - 0.4%
  Dana Corporation                                           6,500      212,063

 AUTOMOBILES - 0.8%
  Ford Motor Company                                         9,000      286,875
  General Motors Corporation                                 1,500       83,625
  Volvo Aktiebolaget ADR                                     3,900       84,825
                                                                    ------------
                                                                        455,325

 BUILDING MATERIALS - 0.4%
  Sherwin Williams Company                                   3,900      218,400






See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 CHEMICALS - 2.9%
  Air Products & Chemicals Incorporated                      2,000     $138,250
  Dow Chemical Company                                       2,200      172,425
  DuPont, E I De Nemours & Company                           4,100      386,937
  Nalco Chemical Company                                     5,400      195,075
  Olin Corporation                                           3,600      135,450
  Praxair Incorporated                                       3,900      179,888
  Rohm & Haas Company                                        3,800      310,175
  Witco Corporation                                          4,600      140,300
                                                                    ------------
                                                                      1,658,500

 COMPUTERS & BUSINESS EQUIPMENT - 0.9%
  Digital Equipment Corporation, (a)                         6,600      240,075
  International Business Machines                            1,800      271,800
                                                                    ------------
                                                                        511,875

 CONGLOMERATES - 0.3%
  Eastern Enterprises                                        4,000      141,500
  Tenneco Incorporated, (a)                                    900       40,613
                                                                    ------------
                                                                        182,113

 CONSUMER GOODS & SERVICES - 1.3%
  Avon Products Incorporated                                 1,400       79,975
  Philip Morris Companies Incorporated                       6,050      681,381
                                                                    ------------
                                                                        761,356

 DOMESTIC OIL - 0.7%
  PanEnergy Corporation                                      8,800      396,000

 DRUGS & HEALTH CARE SERVICES - 3.6%
  American Home Products Corporation                         5,600      328,300
  Astra AB                                                   4,400      215,600
  Columbia/HCA Healthcare Corporation                        4,900      199,675
  National Health Investments Incorporated                     300       11,362
  Novartis AG, (a)                                             437      500,852
  Smithkline Beecham PLC, ADR                                7,400      503,200
  United Healthcare Corporation                              6,200      279,000
                                                                    ------------
                                                                      2,037,989


See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 ELECTRICAL EQUIPMENT - 1.6%
  General Electric Company                                   6,700     $662,462
  Honeywell Incorporated                                     3,450      226,838
                                                                    ------------
                                                                        889,300

 ELECTRIC UTILITIES - 1.9%
  Allegheny Power Systems Incorporated                       3,400      103,275
  DPL Incorporated                                           3,000       73,500
  FPL Group Incorporated                                     6,200      285,200
  Peco Energy Company                                        3,700       93,425
  Pinnacle West Capital Corporation                          6,300      200,025
  Portland General Corporation                               4,900      205,800
  Texas Utilities Company                                    3,700      150,775
                                                                    ------------
                                                                      1,112,000

 ELECTRONICS - 0.1%
  Analog Devices Incorporated, (a)                           1,300       44,038

 ENVIRONMENTAL CONTROL - 0.3%
  Browning Ferris Industries Incorporated                    5,800      152,250

 FEDERAL AGENCIES - 0.6%
  Federal Home Loan Mortgage Corporation                     3,000      330,375

 FINANCE & BANKING - 4.9%
  Bank of Boston Corporation                                 5,400      346,950
  Bank of New York Incorporated                             11,300      381,375
  Chase Manhattan Corporation                                6,428      573,699
  Comerica Incorporated                                      1,400       73,325
  Crestar Financial Corporation                              2,000      148,750
  Fleet Financial Group Incorporated                         7,700      384,037
  Nationsbank Corporation                                    4,800      469,200
  Southern National Corporation                             11,600      420,500
                                                                    ------------
                                                                      2,797,836
                                                                    ------------






See accompanying notes.



                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 FINANCIAL SERVICES - 3.3%
  Allstate Corporation                                       6,300     $364,612
  American Express Company                                   6,700      378,550
  Associates First Capital Corporation                         800       35,300
  National City Corporation                                 10,000      448,750
  Northern Trust Corporation                                 2,400       87,000
  Norwest Corporation                                        7,000      304,500
  Travelers Incorporated                                     6,133      278,285
                                                                    ------------
                                                                      1,896,997

 FOOD & BEVERAGES - 1.1%
  Anheuser Busch Companies Incorporated                      1,400       56,000
  General Mills Incorporated                                 4,500      285,188
  Lion Nathan Limited                                        7,700       18,454
  McCormick & Company Incorporated                           4,900      115,456
  Pepsico Incorporated                                       5,000      146,250
                                                                    ------------
                                                                        621,348

 FOREST PRODUCTS - 0.3%
  Weyerhaeuser Company                                       3,600      170,550


 GAS EXPLORATION - 1.7%
  Occidental Petroleum Corporation                          13,600      317,900
  Repsol S.A. ADR                                            5,300      202,062
  USX-Marathon Group                                        19,800      472,725
                                                                    ------------
                                                                        992,687

 GAS & PIPELINE UTILITIES - 1.4%
  Coastal Corporation                                        6,600      322,575
  El Paso Natural Gas Company                                   84        4,227
  Pacific Enterprises                                        1,700       51,637
  Sonat Incorporated                                         4,000      206,000
  Williams Companies Incorporated                            5,640      211,500
                                                                    ------------
                                                                        795,939

 HOUSEHOLD PRODUCTS - 0.6%
  Colgate Palmolive Company                                  3,100      285,975
  Rubbermaid Incorporated                                    3,300       75,075
                                                                    ------------
                                                                        361,050

See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 INSURANCE - 2.4%
  Chubb Corporation                                          4,300     $231,125
  Cigna Corporation                                          3,300      450,862
  St. Paul Companies, Incorporated                           6,000      351,750
  Torchmark Incorporated                                     6,600      333,300
                                                                    ------------
                                                                      1,367,037

 MACHINE DIVERSIFIED - 1.0%
  Deere & Company                                            9,300      377,813
  Stanley Works                                              8,200      221,400
                                                                    ------------
                                                                        599,213

 MANUFACTURING - 1.7%
  Allied Signal Incorporated                                 7,200      482,400
  American Brands Incorporated                               3,700      183,612
  Cooper Industries Incorporated                             3,700      155,863
  Dexter Corporation                                         5,000      159,375
                                                                    ------------
                                                                        981,250

 MEDICAL SUPPLIES - 0.5%
  Baxter International Incorporated                          4,300      176,300
  St Jude Medical, Incorporated, (a)                         2,000       85,250
                                                                    ------------
                                                                        261,550

 METALS - 0.1%
  Phelps Dodge Corporation                                   1,000       67,500

 OIL & GAS - 6.0%
  Amoco Corporation                                          4,400      354,200
  Atlantic Richfield Company                                 2,400      318,000
  British Petroleum PLC                                      4,927      696,555
  Exxon Corporation                                          4,200      411,600
  Mobil Corporation                                          3,400      415,650
  Royal Dutch Petroleum Company                              3,300      563,475
  Sun Incorporated                                           1,200       29,250
  Texaco Incorporated                                        4,200      412,125
  Union Pacific Resources Group Incorporated                 7,200      210,600
                                                                    ------------
                                                                      3,411,455


See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 PETROLEUM SERVICES - 0.8%
  Schlumberger Ltd.                                          3,700     $369,538
  Ultramar Corporation                                       2,000       63,250
                                                                    ------------
                                                                        432,788

 PHARMACEUTICALS - 1.0%
  Pharmacia & Upjohn Incorporated                            7,900      313,038
  Rhone Poulenc Rorer Incorporated                           3,600      281,250
                                                                    ------------
                                                                        594,288

 PHOTOGRAPHY - 0.8%
  Eastman Kodak Company                                      5,900      473,475

 POLLUTION CONTROL - 0.3%
  WMX Technologies Incorporated                              5,700      185,963

 RAILROADS & EQUIPMENT - 0.8%
  Canadian National Railway Company                          1,200       45,658
  CSX Corporation                                            3,300      139,425
  Illinois Central Corporation                               8,700      278,400
                                                                    ------------
                                                                        463,483

 REAL ESTATE - 0.8%
  Arden Reality Group Incorporated                           2,000       55,500
  Hospitality Properties Trust                               8,000      232,000
  Meditrust Corporation                                      4,800      192,000
                                                                    ------------
                                                                        479,500

 RETAIL - 1.4%
  May Department Stores Company                              3,300      154,275
  Rite Aid Corporation                                       1,600       63,600
  Sears, Roebuck & Company                                   6,300      290,587
  Wal Mart Stores Incorporated                               5,800      132,675
  York International Corporation                             3,000      167,625
                                                                    ------------
                                                                        808,762

 STEEL - 0.2%
  Timet Capital Trust I,* (a)                                2,400      130,500



See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 TELECOMMUNICATIONS - 0.9%
  GTE Corporation                                            8,800     $400,400
  Telephone & Data Systems Incorporated                      2,800      101,500
                                                                    ------------
                                                                        501,900

 TELEPHONE - 1.2%
  Ameritech Corporation                                      3,300      200,062
  AT&T Corporation                                           1,100       47,850
  MCI Communications Corporation                            13,200      431,475
                                                                    ------------
                                                                        679,387

 TIRES & RUBBER - 0.9%
  BF Goodrich Company                                       12,000      486,000

 TOBACCO - 0.1%
  Dimon Incorporated                                         3,600       83,250

 TRANSPORTATION - 0.6%
  Burlington Northern Santa Fe                               4,000      345,500

 UTILITIES - 1.7%
  Bellsouth Corporation                                      6,700      270,512
  Carolina Power & Light Company                             7,100      259,150
  CMS Energy Corporation                                     8,000      269,000
  UGI Corporation New                                        8,100      181,238
                                                                    ------------
                                                                        979,900
                                                                    ------------
  TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS
  - (Cost $28,334,003)                                               32,234,129

                                                        Principal
                                                          Amount
CORPORATE BONDS AND NOTES - 16.8%                      ------------
 AEROSPACE - 0.4%
  Jet Equipment, Series A-10 144A
    9.410%, 06/15/2010*                                    $50,000       57,692
    8.640%, 11/01/2012*                                     48,584       52,709
    10.690%, 05/01/2015*                                    10,000       12,072
  Northrop Grumman Corporation
    9.375%, 10/15/2024                                     100,000      110,551
                                                                    ------------
                                                                        233,024


See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 AIRLINES - 0.9%
  Continental Airlines, 144A
    9.500%, 12/15/2001*                                   $150,000     $153,000
    9.500%, 10/15/2013*                                    100,000      112,491
    10.220%, 07/02/2014*                                    24,995       29,275
  Delta Air Lines Incorporated
    8.500%, 03/15/2002                                     100,000      105,881
    10.375%, 12/15/2022                                     50,000       62,944
  Quantas Airways Ltd.
    7.500%, 06/30/2003*                                     50,000       51,136
                                                                    ------------
                                                                        514,727

 BROADCASTING - 1.1%
  Continental Cablevision Incorporated
    8.300%, 05/15/2006                                     100,000      106,527
  Tele-Communications Incorporated
    7.385%, 08/27/2001                                     525,000      530,198
                                                                    ------------
                                                                        636,725

 BUILDING CONSTRUCTION - 0.2%
  Owens Corning Fiberglass Corporation
    8.875%, 06/01/2002                                      10,000       10,844
  USG Corporation
    9.250%, 09/15/2001                                     100,000      106,500
                                                                    ------------
                                                                        117,344

 COMMERCIAL SERVICES - 0.6%
  Loewen Group Interest, 144A
    7.500%, 04/15/2001*                                    220,000      220,275
  Stewart Enterprises Incorporated
    6.700%, 12/01/2003                                     100,000       99,019
                                                                    ------------
                                                                        319,294

 COMPUTERS & BUSINESS EQUIPMENT - 0.2%
  International Business Machines
    7.125%, 12/01/2096                                     100,000       95,083




See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 CONTAINERS & GLASS - 0.2%
  Crown Cork & Seal Finance
    7.000%, 12/15/2006                                    $100,000      $99,136

 DRUGS & HEALTH CARE SERVICES - 0.1%
  Tenet Healthcare Corporation
    8.625%, 12/01/2003                                      40,000       42,200
    10.125%, 03/01/2005                                     10,000       11,075
                                                                    ------------
                                                                         53,275
 ELECTRIC UTILITIES - 2.9%
  Arkansas Power & Light Company
    8.750%, 03/01/2026                                      20,000       20,604
  El Paso Electric Company
    8.900%, 02/01/2006                                     100,000      104,264
  Empresa Electric Peh
    7.300%, 05/01/2003                                     300,000      303,273
  Empresa Electrica Del Norte, 144A
    7.750%, 03/15/2006*                                     50,000       50,408
  Enersis SA
    6.900%, 12/01/2006                                      95,000       92,719
  First PV Funding Corporation
    10.300%, 01/15/2014                                    220,000      234,300
    10.150%, 01/15/2016                                     30,000       31,875
  Long Island Lighting Company
    8.900%, 07/15/2019                                     100,000      102,025
    9.000%, 11/01/2022                                     150,000      157,875
    9.625%, 07/01/2024                                      10,000       10,635
  Louisiana Power & Light Company
    10.670%, 01/02/2017                                     10,000       10,703
    10.670%, 01/02/2017                                     10,000       10,703
    8.750%, 03/01/2026                                      10,000       10,470
  Midland Funding Corporation II
    11.750%, 07/23/2005                                     10,000       11,072
  Niagara Mohawk Power Corporation
    8.000%, 06/01/2004                                     150,000      144,102
  Oryx Energy Company
    10.000%, 04/01/2001                                    100,000      109,769
  PacifiCorp Holdings PPW, 144A
    7.200%, 04/01/2006*                                     50,000       49,587





See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 ELECTRIC UTILITIES (CONTINUED)
  System Energy Resources Incorporated
    7.800%, 08/01/2000                                    $100,000     $101,208
  Texas-New Mexico Power Company
    12.500%, 01/15/1999                                    100,000      108,635
  Utilicorp United Incorporated
    8.450%, 11/15/1999                                      10,000       10,461
                                                                    ------------
                                                                      1,674,688

 ENTERTAINMENT - 1.0%
  Circus Circus Enterprises Incorporated
    6.700%, 11/15/2096                                     100,000       98,352
  Time Warner Incorporated
    7.450%, 02/01/1998                                     250,000      252,753
    8.375%, 03/15/2023                                     200,000      202,774
                                                                    ------------
                                                                        553,879

 FINANCE & BANKING - 1.1%
  ABN Amro Bank NV Chicago Branch
    7.300%, 12/01/2026                                     100,000       95,080
  Auburn Hills Trust
    12.000%, 05/01/2020                                     15,000       22,739
  Bankamerica Capital II
    8.000%, 12/15/2026                                     100,000      101,370
  Capital One Bank
    6.750%, 11/06/2000                                     100,000       99,875
  Hubco Company, 144A
    8.200%, 09/15/2006*                                    100,000      104,375
  MBNA Capital I
    8.278%, 12/01/2026                                     100,000      100,375
  NB Capital Trust II
    7.830%, 12/15/2026                                     100,000       99,695
                                                                    ------------
                                                                        623,509









See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 FINANCIAL SERVICES - 2.6%
  Advanta Capital Trust I, 144A
    8.990%, 12/17/2026*                                   $100,000     $100,155
  Advanta Corporation
    7.470%, 09/10/2001                                     100,000      101,724
  Alex Brown Incorporated
    7.625%, 08/15/2005                                      40,000       40,810
  American Re Corporation, 144A
    7.450%, 12/15/2026*                                    100,000      100,081
  Capital One Financial Corporation
    7.250%, 12/01/2003                                     100,000       98,750
  ContiFinancial Corporation
    8.375%, 08/15/2003                                      50,000       51,500
  Equitable Life Assured Society
    7.700%, 12/01/2015                                     120,000      119,950
  Financiera Energetica
    9.375%, 06/15/2006                                      50,000       53,125
  First USA Capital Trust I, 144A
    9.330%, 01/15/2027*                                    100,000       99,897
  Humpuss Funding Corporation, 144A
    7.720%, 12/15/2009*                                    100,000       98,713
  Lehman Brothers Holdings Incorporated
    6.400%, 12/27/1999                                     100,000       99,480
    7.125%, 09/15/2003                                     100,000       99,923
    7.500%, 08/01/2026                                     100,000      101,389
  Mellon Capital II
    7.995%, 01/15/2027                                     100,000      100,000
  Salton Sea Funding Corporation
    7.370%, 05/30/2005                                      20,000       19,971
    7.840%, 05/30/2010                                     100,000      100,547
  State Street Institutional Capital A,
   Series A 144A
    7.940%, 12/30/2026*                                    100,000       97,625
                                                                    ------------
                                                                      1,483,640









See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 FOOD & BEVERAGES - 0.6%
  Price Costco Incorporated
   7.125%, 06/15/2005                                     $100,000     $100,012
  RJR Nabisco Incorporated
   8.750%, 04/15/2004                                      125,000      126,158
   8.750%, 07/15/2007                                      120,000      119,815
   7.550%, 06/15/2015                                       20,000       19,835
                                                                    ------------
                                                                        365,820

 FOREST PRODUCTS - 0.3%
  Boise Cascade Corporation
    7.430%, 10/10/2005                                     100,000      101,625
  Canadian Pacific Forest Products Ltd.
   9.250%, 06/15/2002                                       50,000       50,799
  Georgia Pacific Corporation
   9.875%, 11/01/2021                                       10,000       11,178
                                                                    ------------
                                                                        163,602

 GAS EXPLORATION - 1.2%
  Enserch Exploration Incorporated, 144A
    7.540%, 01/02/2009*                                    100,000       98,500
  Gulf Canada Resources Ltd.
    8.350%, 08/01/2006                                     100,000      104,250
  Husky Oil Ltd.
    7.125%, 11/15/2006                                     240,000      240,010
  Petroliam Nasional Berhad, 144A
    7.625%, 10/15/2026*                                    250,000      252,017
                                                                    ------------
                                                                        694,777

 GAS & PIPELINE UTILITIES - 0.3%
  Coastal Corporation
   7.750%, 10/15/2035                                      200,000      203,614









See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 INSURANCE - 0.2%
  Fairfax Financial Holdings Ltd.
   8.300%, 04/15/2026                                      $15,000      $15,651
  Liberty Mutual Insurance Company, 144A
   8.200%, 05/04/2007*                                      20,000       21,239
  Nationwide Mutual Life, 144A
   7.500%, 02/15/2024*                                     100,000       93,202
                                                                    ------------
                                                                        130,092

 MANUFACTURING - 0.2%
  Mark IV Industries Incorporated, 144A
   7.750%, 04/01/2006*                                     125,000      122,813

 OIL & GAS - 1.4%
  Louis Dreyfus Natural Gas Corporation
    9.250%, 06/15/2004                                     100,000      108,000
  Mitchell Energy & Development Corporation
    6.750%, 02/15/2004                                     100,000       93,390
  NGC Corporation
    7.625%, 10/15/2026                                     100,000      101,495
  Oryx Energy Company
    8.000%, 10/15/2003                                     100,000      101,175
    8.375%, 07/15/2004                                     100,000      103,753
  Ras Laffan Liquefied Natural Gas, 144A
    8.294%, 03/15/2014*                                    100,000      100,250
  Tosco Corporation
    7.625%, 05/15/2006                                     200,000      206,484
                                                                    ------------
                                                                        814,547

 REAL ESTATE - 0.2%
  Taubman Reality Group Ltd. Partner
    8.000%, 07/30/2001                                     100,000      103,213

 TELECOMMUNICATIONS - 0.4%
  360 Communications
    7.500%, 03/01/2006                                     133,000      131,924
  Total Access Communication, 144A
    8.375%, 11/04/2006*                                    100,000      100,331
                                                                    ------------
                                                                        232,255




See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 TOBACCO - 0.2%
  Philip Morris Companies Incorporated
    7.650%, 07/01/2008                                    $100,000     $102,127

 UTILITIES - 0.5%
  California Energy Incorporated
    0.000%, 01/15/2004 (b)                                  75,000       79,031
  Cleveland Electric Illuminating Company
    9.250%, 07/29/1999                                     100,000      104,396
    9.375%, 03/01/2017                                     100,000      102,561
                                                                    ------------
                                                                        285,988
                                                                    ------------
  TOTAL CORPORATE BONDS AND NOTES
  - (Cost $9,497,973)                                                 9,623,172

CONVERTIBLE BONDS - 0.3%
 CONGLOMERATES - 0.2%
  ADT Operations Incorporated
    Zero Coupon, 07/06/2010                                105,000       68,775
  Valhi Incorporated
    Zero Coupon, 10/20/2007                                 68,000       32,045
                                                                    ------------
                                                                        100,820

 FINANCIAL SERVICES - 0.1%
  National Data Corporation
    5.000%, 11/01/2003                                      40,000       42,500
                                                                    ------------
  TOTAL CONVERTIBLE BONDS
  - (Cost $109,917)                                                     143,320

                                                          Shares
                                                       ------------
PREFERRED STOCK - 3.0%
 CHEMICALS - 0.3%
  Henkel KGaA, (a)                                           3,800      190,889

 CONSTRUCTION & MINING EQUIPMENT  - 0.5%
  Case Corporation                                           2,300      305,325





See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996


Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
PREFERRED STOCK (CONTINUED)
 FINANCIAL SERVICES - 0.7%
  Finova Finance Trust                                       1,900      $99,750
  Salomon Incorporated, (a)                                    300       18,075
  Sci Finance Llc                                            1,300      122,362
  Travelers Capital III                                    180,000      173,081
                                                                    ------------
                                                                        413,268

 GAS EXPLORATION - 0.0%
  Occidental Petroleum Corporation*                            500       28,500

 HOTELS & RESTAURANTS - 0.6%
  Host Marriott Financial Trust,*                            6,200      329,375

 HOUSEHOLD PRODUCTS - 0.1%
  Corning Delaware LP                                          500       31,813

 OIL & GAS - 0.5%
  Enron Corporation                                          4,800      115,200
  Unocal Corporation                                         3,455      196,071
                                                                    ------------
                                                                        311,271
 TELECOMMUNICATIONS - 0.3%
  Loral Space & Communications,* (a)                         3,200      180,800
                                                                    ------------
  TOTAL PREFERRED STOCK
  - (Cost $1,637,331)                                                 1,791,241

                                                        Principal
                                                          Amount
                                                       ------------
FOREIGN GOVERNMENT BOND - 0.9%
 GOVERNMENT AGENCY - 0.9%
  Argentenia Republic
    9.250%, 02/23/2001                                     $60,000       60,900
  Colombia Republic
    8.700%, 02/15/2016                                      60,000       57,871
  Peoples Republic China
    7.750%, 07/05/2006                                     200,000      206,198
  Republic of South Africa
    8.375%, 10/17/2006                                     100,000       99,998
  United Mexican States
    11.375%, 09/15/2016                                    100,000      105,000
                                                                    ------------

See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
FOREIGN GOVERNMENT BOND (CONTINUED)
  TOTAL FOREIGN GOVERNMENT BOND
  - (Cost $516,780)                                                    $529,967

U.S. GOVERNMENT AND AGENCY SECURITIES - 17.4%
 MORTGAGE-BACKED OBLIGATIONS - 6.7%
  Federal National Mortgage Association
    8.000%, 12/01/2026                                  $3,535,000    3,601,493
  Government National Mortgage Association
    7.500%, 04/15/2008                                     233,106      238,074
                                                                    ------------
                                                                      3,839,567

 U.S. TREASURIES - 10.7%
  United States Treasury Bond
    12.000%, 05/15/2005                                     90,000      122,203
    12.000%, 08/15/2013                                    155,000      221,723
    6.750%, 08/15/2026                                     859,000      865,442
  United States Treasury Note
    9.125%, 05/15/1999                                   1,900,000    2,030,321
    6.625%, 06/30/2001                                   2,000,000    2,032,180
    7.500%, 11/15/2001                                     450,000      473,699
    6.500%, 10/15/2006                                     400,000      402,188
                                                                    ------------
                                                                      6,147,756
                                                                    ------------

  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  - (Cost $10,027,749)                                                9,987,323

SHORT TERM INVESTMENTS - 7.8%
 FEDERAL AGENCIES - 7.8%
  Federal Home Loan Bank
   Consolidated Discount Notes,
    5.250%, 01/02/1997                                   2,600,000    2,599,621
  Federal Home Loan Bank
   Consolidated Discount Notes,
    5.500%, 01/09/1997                                   1,870,000    1,867,714
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $4,467,335)                                                 4,467,335
                                                                    ------------



See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
  TOTAL INVESTMENTS - (Cost $54,686,570) - 102.7%                   $58,873,153
  OTHER ASSETS LESS LIABILITIES - (2.7)%                             (1,571,190)
                                                                    ------------
  NET ASSETS - 100.0%                                               $57,301,963
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.

(b) Step-up security will start to accrue interest on 1/15/1997 at a rate of 10.25%.

ADR - American Depositary Receipts.


See accompanying notes.























                    EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
               STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                       OTC
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $46,046,824
 Cash, including foreign currency, at value                             373,946
 Receivable for securities sold                                         163,701
 Receivable for currency sold                                                --
 Interest receivable                                                        208
 Dividends receivable                                                     3,474
 Receivable for fund shares sold                                        329,942
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                        2,402
 Deferred organization costs                                              6,789
                                                                  ______________
   TOTAL ASSETS                                                      46,927,286

LIABILITIES
 Payable for securities purchased                                     1,337,759
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                          2
 Distributions payable                                                2,207,145
 Payable for audit fees                                                   4,353
 Payable for custody fees                                                15,823
 Payable for organization expense                                         6,788
 Payable to Investment Adviser (Note 3)                                  29,325
 Accounts payable and accrued expenses                                    4,511
                                                                  ______________
   TOTAL LIABILITIES                                                  3,605,706
                                                                  ______________
   NET ASSETS                                                       $43,321,580
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $41,815,951
 Undistributed net investment income (loss) (Note 2)                         --
 Accumulated net realized gain on investments and
  foreign currency transactions                                         373,101
 Net unrealized appreciation (depreciation) of:
  Investments                                                         1,132,528
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $43,321,580
                                                                  ==============








                    EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
               STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                       OTC
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $13.82
 Total shares outstanding at end of period                            3,134,213
 (a) Investments in securities and repurchase agreements, at cost   $44,914,296






See accompanying notes.



































                    EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
               STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                     Research
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $80,684,224
 Cash, including foreign currency, at value                             393,028
 Receivable for securities sold                                          18,088
 Receivable for currency sold                                           156,408
 Interest receivable                                                         --
 Dividends receivable                                                    73,294
 Receivable for fund shares sold                                        437,268
 Foreign income tax reclaim receivable                                    3,591
 Prepaid insurance                                                        2,402
 Deferred organization costs                                              6,789
                                                                  ______________
   TOTAL ASSETS                                                      81,775,092

LIABILITIES
 Payable for securities purchased                                     4,326,294
 Payable for currency purchased                                         156,000
 Payable for fund shares repurchased                                         --
 Distributions payable                                                2,011,939
 Payable for audit fees                                                   4,353
 Payable for custody fees                                                35,294
 Payable for organization expense                                         6,788
 Payable to Investment Adviser (Note 3)                                  49,700
 Accounts payable and accrued expenses                                    5,882
                                                                  ______________
   TOTAL LIABILITIES                                                  6,596,250
                                                                  ______________
   NET ASSETS                                                       $75,178,842
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $67,306,275
 Undistributed net investment income (loss) (Note 2)                        (73)
 Accumulated net realized gain on investments and
  foreign currency transactions                                         853,133
 Net unrealized appreciation (depreciation) of:
  Investments                                                         7,018,984
  Foreign currency translations                                             523
                                                                  ______________
   NET ASSETS                                                       $75,178,842
                                                                  ==============








                    EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
               STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                     Research
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $15.43
 Total shares outstanding at end of period                            4,872,075
 (a) Investments in securities and repurchase agreements, at cost   $73,665,272






See accompanying notes.



































                    EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
               STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $58,873,153
 Cash, including foreign currency, at value                             144,972
 Receivable for securities sold                                           7,170
 Receivable for currency sold                                                --
 Interest receivable                                                    277,621
 Dividends receivable                                                    77,541
 Receivable for fund shares sold                                        628,315
 Foreign income tax reclaim receivable                                    1,263
 Prepaid insurance                                                        2,402
 Deferred organization costs                                              6,789
                                                                  ______________
   TOTAL ASSETS                                                      60,019,226

LIABILITIES
 Payable for securities purchased                                     1,098,444
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         --
 Distributions payable                                                1,544,130
 Payable for audit fees                                                   4,353
 Payable for custody fees                                                19,754
 Payable for organization expense                                         6,788
 Payable to Investment Adviser (Note 3)                                  37,989
 Accounts payable and accrued expenses                                    5,805
                                                                  ______________
   TOTAL LIABILITIES                                                  2,717,263
                                                                  ______________
   NET ASSETS                                                       $57,301,963
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $52,847,749
 Undistributed net investment income (loss) (Note 2)                      5,234
 Accumulated net realized gain on investments and
  foreign currency transactions                                         262,444
 Net unrealized appreciation (depreciation) of:
  Investments                                                         4,186,583
  Foreign currency translations                                             (47)
                                                                  ______________
   NET ASSETS                                                       $57,301,963
                                                                  ==============








                    EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
               STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $13.15
 Total shares outstanding at end of period                            4,357,555
 (a) Investments in securities and repurchase agreements, at cost   $54,686,570






See accompanying notes.



































                    EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                    STATEMENTS OF OPERATIONS
             For the year ended December 31, 1996

                                                    OTC          Research
                                                 Portfolio      Portfolio
                                               ______________  ____________
INVESTMENT INCOME
 Interest income                                    $135,332      $131,956
 Dividend income                                      31,391       429,782
 Foreign taxes withheld                                  (97)       (8,648)
                                               ______________  ____________
   TOTAL INVESTMENT INCOME                           166,626       553,090

EXPENSES
 Investment adviser fee (Note 3)                     185,005       325,527
 Administration fee                                   12,565        12,667
 Audit fee                                             8,085         8,085
 Custodian fees and expenses                          83,378       165,303
 Trustee's fees (Note 3)                               5,640         5,640
 Legal fee                                             7,405         7,405
 Insurance expense                                     2,664         2,664
 Transfer agent expense                                4,644         4,352
 Amortization of organization expense                  2,470         2,470
 Miscellaneous expense                                   603           603
                                               --------------  ------------
    NET EXPENSES                                     312,459       534,716
                                               ______________  ____________
    NET INVESTMENT INCOME (LOSS)                    (145,833)       18,374

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                      2,735,463     2,825,747
  Foreign currency transactions                         (146)       32,712
 Change in unrealized appreciation of:
  Investments                                        851,565     5,333,270
  Foreign currency translations                           --           722
                                               ______________  ____________
 NET REALIZED AND UNREALIZED GAIN                  3,586,882     8,192,451
                                               ______________  ____________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $3,441,049    $8,210,825
                                               ==============  ============

See accompanying notes.









                    EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                    STATEMENTS OF OPERATIONS
             For the year ended December 31, 1996

                                                   Total
                                                   Return
                                                 Portfolio
                                               ______________
INVESTMENT INCOME
 Interest income                                    $996,220
 Dividend income                                     543,980
 Foreign taxes withheld                               (6,221)
                                               ______________
   TOTAL INVESTMENT INCOME                         1,533,979

EXPENSES
 Investment adviser fee (Note 3)                     270,373
 Administration fee                                   12,564
 Audit fee                                             8,085
 Custodian fees and expenses                         107,224
 Trustee's fees (Note 3)                               5,640
 Legal fee                                             7,405
 Insurance expense                                     2,664
 Transfer agent expense                                4,343
 Amortization of organization expense                  2,471
 Miscellaneous expense                                   601
                                               ______________
    NET EXPENSES                                     421,370
                                               ______________
    NET INVESTMENT INCOME (LOSS)                   1,112,609

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                        694,215
  Foreign currency transactions                        4,984
 Change in unrealized appreciation of:
  Investments                                      3,063,457
  Foreign currency translations                            2
                                               ______________
 NET REALIZED AND UNREALIZED GAIN                  3,762,658
                                               ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $4,875,267
                                               ==============



See accompanying notes.







                     EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                STATEMENTS OF CHANGES IN NET ASSETS
          For the years ended December 31, 1995 and 1996


                                                                       OTC
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:

  Net investment income (loss)                                         ($11,987)
  Net realized gain (loss) on:
   Investments                                                        1,098,964
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          230,952
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                1,317,929

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments          (995,427)
 FUND SHARE TRANSACTIONS (Note 5)                                     7,036,435
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         7,358,937
NET ASSETS:

 Beginning of period                                                  1,695,685
                                                                  ______________
 END OF PERIOD (a)                                                   $9,054,622
                                                                  ==============

(a) Including undistributed net investment income                    $       --
                                                                  ==============


















                     EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                STATEMENTS OF CHANGES IN NET ASSETS
          For the years ended December 31, 1995 and 1996
                          (Continued)


                                                                       OTC
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996:

  Net investment income (loss)                                        ($145,833)
  Net realized gain (loss) on:
   Investments                                                        2,735,463
   Foreign currency transactions                                           (146)
  Change in unrealized appreciation of:
   Investments                                                          851,565
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                3,441,049

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  Distributions from net realized gain on investments                (2,298,074)
 FUND SHARE TRANSACTIONS (Note 5)                                    33,123,983
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        34,266,958
NET ASSETS:

 Beginning of period                                                  9,054,622
                                                                  ______________
 END OF PERIOD (a)                                                  $43,321,580
                                                                  ==============

(a) Including undistributed net investment income (loss)            $        --
                                                                  ==============



See accompanying notes.














                     EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                STATEMENTS OF CHANGES IN NET ASSETS
          For the years ended December 31, 1995 and 1996


                                                                     Research
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:

  Net investment income (loss)                                          $40,193
  Net realized gain (loss) on:
   Investments                                                          352,255
   Foreign currency transactions                                          9,912
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        1,725,239
   Foreign currency translations                                           (197)
                                                                  ______________
  Net increase in net assets resulting from operations                2,127,402

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (39,939)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments          (234,536)
 FUND SHARE TRANSACTIONS (Note 5)                                    12,706,354
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        14,559,281
NET ASSETS:

 Beginning of period                                                  1,626,521
                                                                  ______________
 END OF PERIOD (a)                                                  $16,185,802
                                                                  ==============

(a) Including undistributed net investment income                          $163
                                                                  ==============


















                     EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                STATEMENTS OF CHANGES IN NET ASSETS
          For the years ended December 31, 1995 and 1996
                          (Continued)



                                                                     Research
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996:

  Net investment income (loss)                                          $18,374
  Net realized gain (loss) on:
   Investments                                                        2,825,747
   Foreign currency transactions                                         32,712
  Change in unrealized appreciation of:
   Investments                                                        5,333,270
   Foreign currency translations                                            722
                                                                  ______________
  Net increase in net assets resulting from operations                8,210,825

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (12,458)
  Distributions from net realized gain on investments                (2,117,360)
 FUND SHARE TRANSACTIONS (Note 5)                                    52,912,033
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        58,993,040
NET ASSETS:

 Beginning of period                                                 16,185,802
                                                                  ______________
 END OF PERIOD (a)                                                  $75,178,842
                                                                  ==============

(a) Including undistributed net investment income (loss)                   ($73)
                                                                  ==============



See accompanying notes.













                     EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                STATEMENTS OF CHANGES IN NET ASSETS
          For the years ended December 31, 1995 and 1996


                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995:

  Net investment income (loss)                                         $264,737
  Net realized gain (loss) on:
   Investments                                                          138,883
   Foreign currency transactions                                         (1,184)
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        1,143,979
   Foreign currency translations                                            (49)
                                                                  ______________
  Net increase in net assets resulting from operations                1,546,366

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (264,737)
  In excess of net investment income                                     (1,276)
  Distributions in excess of net realized loss on investments           (63,682)
 FUND SHARE TRANSACTIONS (Note 5)                                    12,987,871
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        14,204,542
NET ASSETS:

 Beginning of period                                                  1,298,365
                                                                  ______________
 END OF PERIOD (a)                                                  $15,502,907
                                                                  ==============

(a) Including undistributed net investment income                   $        --
                                                                  ==============

















                     EQUI-SELECT SERIES TRUST
  OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                STATEMENTS OF CHANGES IN NET ASSETS
          For the years ended December 31, 1995 and 1996
                          (Continued)

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996:

  Net investment income (loss)                                       $1,112,609
  Net realized gain (loss) on:
   Investments                                                          694,215
   Foreign currency transactions                                          4,984
  Change in unrealized appreciation of:
   Investments                                                        3,063,457
   Foreign currency translations                                              2
                                                                  ______________
  Net increase in net assets resulting from operations                4,875,267

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              (1,110,704)
  Distributions from net realized gain on investments                  (500,838)
 FUND SHARE TRANSACTIONS (Note 5)                                    38,535,331
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        41,799,056
NET ASSETS:

 Beginning of period                                                 15,502,907
                                                                  ______________
 END OF PERIOD (a)                                                  $57,301,963
                                                                  ==============

(a) Including undistributed net investment income (loss)                 $5,234
                                                                  ==============



See accompanying notes.














                       EQUI-SELECT SERIES TRUST
     OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                         FINANCIAL HIGHLIGHTS
      (For a share outstanding throughout the period indicated)

                                                                     Net
                                                                  Realized
                                                                     and
                                                                 Unrealized
                                      Net Asset        Net       Gain (Loss)
                                      Value at     Investment        on
                                      Beginning      Income        Invest-
                                      of Period    (Loss) (1)       ments
                                    _____________ _____________ _____________
OTC PORTFOLIO
  Year ended December 31, 1996            $12.08        ($0.03)        $2.52
  Year ended December 31, 1995             10.36         (0.02)         3.07
  Period ended December 31, 1994*          10.00          0.00          0.36

RESEARCH PORTFOLIO
  Year ended December 31, 1996             12.88          0.00          3.00
  Year ended December 31, 1995              9.59          0.03          3.48
  Period ended December 31, 1994*          10.00          0.09         (0.41)

TOTAL RETURN PORTFOLIO
  Year ended December 31, 1996             11.90          0.26          1.37
  Year ended December 31, 1995              9.76          0.21          2.19
  Period ended December 31, 1994*          10.00          0.09         (0.24)



(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as follows for the year ended December 31, 1996, for the year ended December 31, 1995 and for the period ended December 31, 1994, respectively: OTC Portfolio, $(0.03) and 1.35%, $(0.10) and 2.52%, $(0.12) and 7.10%; Research
    Portfolio, $0.00 and 1.31%, $(0.04) and 2.48%, $(0.04) and 7.48% and Total
    Return Portfolio, $0.26 and 1.25%, $0.14 and 2.36%, $(0.06) and 8.31%.



* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.



See accompanying notes.






                       EQUI-SELECT SERIES TRUST
     OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                         FINANCIAL HIGHLIGHTS
      (For a share outstanding throughout the period indicated)

                                       Total       Distributions       Net
                                        from         from Net        Capital
                                     Investment     Investment        Gains
                                     Operations       Income      Distributions
                                    ____________   ____________   _____________
OTC PORTFOLIO
  Year ended December 31, 1996            $2.49          $0.00          ($0.75)
  Year ended December 31, 1995             3.05           0.00           (1.33)
  Period ended December 31, 1994*          0.36           0.00            0.00

RESEARCH PORTFOLIO
  Year ended December 31, 1996             3.00           0.00 (6)       (0.45)
  Year ended December 31, 1995             3.51          (0.03)          (0.19)
  Period ended December 31, 1994*         (0.32)         (0.09)           0.00

TOTAL RETURN PORTFOLIO
  Year ended December 31, 1996             1.63          (0.26)          (0.12)
  Year ended December 31, 1995             2.40          (0.21)          (0.05)
  Period ended December 31, 1994*         (0.15)         (0.09)           0.00






(6) Amount is less than $0.003 per share.


* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.



See accompanying notes.

















                       EQUI-SELECT SERIES TRUST
     OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                         FINANCIAL HIGHLIGHTS
      (For a share outstanding throughout the period indicated)

                                                    Net Asset
                                                    Value at
                                        Total          End          Total
                                    Distribution    of Period    Return (2)
                                    _____________ _____________ _____________
OTC PORTFOLIO
  Year ended December 31, 1996            ($0.75)       $13.82         20.68%
  Year ended December 31, 1995             (1.33)        12.08         29.23
  Period ended December 31, 1994*           0.00         10.36          3.59

RESEARCH PORTFOLIO
  Year ended December 31, 1996             (0.45)        15.43         23.37
  Year ended December 31, 1995             (0.22)        12.88         36.58
  Period ended December 31, 1994*          (0.09)         9.59         (3.22)

TOTAL RETURN PORTFOLIO
  Year ended December 31, 1996             (0.38)        13.15         13.70
  Year ended December 31, 1995             (0.26)        11.90         24.51
  Period ended December 31, 1994*          (0.09)         9.76         (1.47)







(2) Total return figures are not annualized for periods less than one year. Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.



See accompanying notes.













                       EQUI-SELECT SERIES TRUST
     OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                         FINANCIAL HIGHLIGHTS
      (For a share outstanding throughout the period indicated)

                                                      Ratio     Ratio of Net
                                                  of Operating   Investment
                                     Net Assets    Expenses to  Income (Loss)
                                         End       Average Net   to Average
                                      of Period   Assets (1)(3) Net Assets (3)
                                    _____________ _____________ _____________
OTC PORTFOLIO
  Year ended December 31, 1996       $43,321,580          1.35%        (0.63)%
  Year ended December 31, 1995         9,054,622          1.07         (0.22)
  Period ended December 31, 1994*      1,695,685          0.75          0.16

RESEARCH PORTFOLIO
  Year ended December 31, 1996        75,178,842          1.31          0.05
  Year ended December 31, 1995        16,185,802          1.12          0.58
  Period ended December 31, 1994*      1,626,521          0.75          4.65

TOTAL RETURN PORTFOLIO
  Year ended December 31, 1996        57,301,963          1.25          3.29
  Year ended December 31, 1995        15,502,907          1.11          3.88
  Period ended December 31, 1994*      1,298,365          0.75          4.58






(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as follows for the year ended December 31, 1996, for the year ended December 31, 1995 and for the period ended December 31, 1994, respectively: OTC Portfolio, $(0.03) and 1.35%, $(0.10) and 2.52%, $(0.12) and 7.10%; Research
    Portfolio, $0.00 and 1.31%, $(0.04) and 2.48%, $(0.04) and 7.48% and Total
    Return Portfolio, $0.26 and 1.25%, $0.14 and 2.36%, $(0.06) and 8.31%.

(3) Annualized for periods less than one year.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.



See accompanying notes.






                       EQUI-SELECT SERIES TRUST
     OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                         FINANCIAL HIGHLIGHTS
      (For a share outstanding throughout the period indicated)

                                                Portfolio        Average
                                                Turnover       Commission
                                                Rate (4)        Rate (5)
                                              _____________   _____________
OTC PORTFOLIO
  Year ended December 31, 1996                         122%         $.0402
  Year ended December 31, 1995                         111              --
  Period ended December 31, 1994*                        6              --

RESEARCH PORTFOLIO
  Year ended December 31, 1996                          68           .0281
  Year ended December 31, 1995                          83              --
  Period ended December 31, 1994*                       85              --

TOTAL RETURN PORTFOLIO
  Year ended December 31, 1996                         131           .0510
  Year ended December 31, 1995                          89              --
  Period ended December 31, 1994*                       45              --







(4) Portfolio turnover rates are not annualized.

(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average net assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.


* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.


See accompanying notes.













                     EQUI-SELECT SERIES TRUST
     OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS
                         December 31, 1996


NOTE 1 - ORGANIZATION
Equi-Select Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company. The Trust was organized as a Massachusetts business trust on May 11, 1994, and offers nine portfolios, including the OTC Portfolio, Research Portfolio and Total Return Portfolio (each "Portfolio" or, collectively, "Portfolios"). On September 15, 1994, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 1,000 shares for each of the Portfolios. The shares of the Trust are sold to certain life insurance companies' separate accounts to fund the benefits under variable annuity and variable life contracts issued by such life insurance companies, including Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company. The Trust began investment operations on October 4, 1994.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles may require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - Portfolio securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included on NASDAQ, at a bid price. Debt securities, including zero-coupon securities, and certain foreign securities are valued by a pricing service. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, or by an individual acting under the direction of the Trustees. Prices for securities primarily traded in foreign markets are expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-Term securities, including all debt securities with a remaining maturity of 60 days or less, are valued at their amortized cost, which approximates market value.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to the principal amount, including interest, of the repurchase agreement. To the extent that the term of any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


NOTE 2 (CONTINUED)
INVESTMENT TRANSACTIONS - Investment security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as income when the Trust identifies the dividend. Interest income, which includes accretion of original discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

A Portfolio may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Portfolio may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Portfolio on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.








NOTE 2 (CONTINUED)
CURRENCY CALL AND PUT OPTIONS - A call option written by a Portfolio obligates the Portfolio to sell specified currency to the option holder at a specified price at any time before the expiration date. A put option written by a Portfolio obligates the Portfolio to purchase specified currency from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Portfolio may, upon exercise of the option, be required to sell currency at a price that is less than its market value or be required to purchase currency at a price that exceeds its market value. A Portfolio may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Portfolio in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price.

DOLLAR ROLL TRANSACTIONS - A Portfolio may enter into dollar roll transactions, in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period the Portfolio forgoes principal and interest paid on the securities. The Portfolios account for such dollar rolls as financing transactions, and are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. To the extent that a Portfolio has commitments under dollar roll transactions, liquid, high grade debt securities are segregated in an amount equivalent to these obligations.
There were no dollar roll commitments outstanding at December 31, 1996.

EXPENSES - Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated among the Trust's Portfolios, including the OTC Portfolio, Research Portfolio and the Total Return Portfolio. Certain costs incurred in connection with the organization of the Trust and each Portfolio have been deferred and are being amortized on a straight line basis over a five year period.

DISTRIBUTIONS TO SHAREHOLDERS - Each of the Portfolios declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. All distributions are paid in shares of the relevant Portfolio at net asset value. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, "post October 31 losses" and excise tax regulations. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Portfolio is treated as a separate entity for federal tax purposes. Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Portfolios will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios will not be subject to a federal excise tax. As of December 31, 1996, the Portfolios elected for Federal income tax purposes to defer certain current year post October 31 losses as though the losses were incurred on the first day of the next calendar year as follows: OTC, $62,692; Research, $73 and Total Return, $354. During the fiscal year ended December 31, 1996, the Research and Total Return Portfolios declared a capital gain distribution of $385,575 and $0.082
NOTE 2 (CONTINUED)
per share and $271,218 and $0.063 per share, respectively.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made between the paid in capital, undistributed net investment income, and accumulated net realized gain (loss) on investments and foreign currency translations accounts. These reclassification adjustments have no impact on the net asset values of the Portfolios.

NOTE 3 - AGREEMENTS AND FEES
The Trust has entered into an Investment Advisory Agreement (the "Agreement") with Equitable Investment Services, Inc. ("EISI"), under which EISI manages the business and affairs of the Portfolios and the Trust. Under the Agreement, each Portfolio pays EISI a monthly advisory fee at the annual rate based on the average daily net assets of each Portfolio of .80% of the first $300 million and .55% in excess of $300 million.

EISI has entered into a Sub-Advisory Agreement with Massachusetts Financial Services Company (MFS) with respect to the Portfolios. MFS, under the supervision of EISI, is responsible for the day-to-day investment management of the Portfolios. The fees payable to MFS under the Sub-Advisory Agreement are borne by EISI, and the Portfolios do not bear the direct cost of the sub-advisory activities.

EISI has agreed to reimburse each Portfolio for all expenses (excluding the advisory fee) that exceed .75% of the average daily net assets of the Portfolios. This undertaking is subject to termination at any time without notice to shareholders. For the year ended December 31, 1996, no reimbursements were made to the Portfolio's for expenses in excess of the voluntary expense limitations.

Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $6,000 and an additional fee of $1,500 for each Trustees' meeting attended.

























NOTE 4 - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding all short-term securities for the Portfolios, for the year ended December 31, 1996 were as follows:


                             Non-U.S.       U.S.       Non-U.S.       U.S.
                            Government   Government   Government   Government
                            Purchases    Purchases      Sales         Sales
                           ____________ ____________ ____________ _____________
OTC                        $58,247,542   $       --  $26,224,375    $       --
Research                    76,993,927      249,880   26,539,938       373,616
Total Return                46,524,170   30,625,168   17,488,929    22,228,077



The identified cost of investments in securities and repurchase agreements owned by the Portfolios for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 1996 were as follows:



                                           Gross        Gross         Net
                            Identified   Unrealized   Unrealized   Unrealized
                               Cost     Appreciation Depreciation Appreciation
                           ____________ ____________ ____________ _____________
OTC                        $45,126,700   $3,406,786   $2,486,662      $920,124
Research                    73,696,228    8,355,916    1,367,888     6,988,028
Total Return                54,693,022    4,535,397      355,266     4,180,131






















NOTE 5 - SHAREHOLDER TRANSACTIONS:
Transactions in shares and dollars were as follows:

                                               OTC Portfolio
                                    Year Ended                 Year Ended
                                 December 31, 1996          December 31, 1995
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   2,338,803  $32,591,217       717,249   $8,736,295
Shares issued to share-
 holders in reinvestment
 of dividends                    87,570    1,086,357            50          509
Shares redeemed                 (41,713)    (553,591)     (131,491)  (1,700,369)
                            ____________ ____________  ____________ ____________
Net increase                  2,384,660  $33,123,983       585,808   $7,036,435
                            ============ ============  ============ ============

                                             Research Portfolio
                                    Year Ended                 Year Ended
                                 December 31, 1996          December 31, 1995
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   3,696,388  $54,264,879     1,204,516  $14,162,794
Shares issued to share-
 holders in reinvestment
 of dividends                    29,426      392,354         1,537       14,626
Shares redeemed                (110,466)  (1,745,200)     (118,854)  (1,471,066)
                            ____________ ____________  ____________ ____________
Net increase                  3,615,348  $52,912,033     1,087,199  $12,706,354
                            ============ ============  ============ ============

                                         Total Return Portfolio
                                    Year Ended                 Year Ended
                                 December 31, 1996          December 31, 1995
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   3,064,004  $38,670,842     1,280,732  $14,234,048
Shares issued to share-
 holders in reinvestment
 of dividends                    33,017      397,108         1,222       11,922
Shares redeemed                 (41,981)    (532,619)     (112,428)  (1,258,099)
                            ____________ ____________  ____________ ____________
Net increase                  3,055,040  $38,535,331     1,169,526  $12,987,871
                            ============ ============  ============ ============






























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                        EQUI-SELECT SERIES TRUST
                          ____________________

                     TRUSTEES AND EXECUTIVE OFFICERS

    Paul R. Schlaack, Trustee, Principal Executive Officer and President*
                       J. Michael Earley, Trustee
                     R. Barbara Gitenstein, Trustee
                       Stanley B. Seidler, Trustee
         Paul E. Larson, Treasurer and Principal Financial Officer
                       John A. Merriman, Secretary
             David A. Terwilliger, Principal Accounting Officer
                  Kimberly K. Krumviede, Vice President

                          * Interested Trustee
                          ____________________


                 Ernst & Young LLP, Independent Auditors
             Blazzard, Grodd & Hasenauer, P.C., Legal Counsel
         Equitable Investment Services, Inc., Investment Adviser




The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.






















The PrimElite Variable Annuity is distributed by Equitable of Iowa Securities
   Network, Inc., an affiliate of Equitable Life Insurance Company of Iowa.


                            EQUITABLE LIFE OF IOWA
                   P.O. BOX 9271, DES MOINES, IA 50306-9271

























     EQUITABLE LIFE                                             Bulk Rate
    INSURANCE COMPANY                                          U.S. Postage
        OF IOWA                                                   PAID
                                                              Des Moines, IA
      P.O.BOX 9271                                            Permit No. 3361
DES MOINES, IA 50306-9271